SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☑

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☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

The Macerich Company

(Name of Registrant as Specified In Its Charter)

Orange Capital, LLC

Orange Capital Master I, Ltd.

Daniel Lewis

Land & Buildings Investment Management, LLC

Land & Buildings Capital Growth Fund, L.P.

Jonathan Litt

Marc Gordon

Gregory Hughes

Jeremy Pemberton

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY COPY SUBJECT TO COMPLETION

DATED APRIL [ ], 2015

THE MACERICH COMPANY

401 Wilshire Boulevard, Suite 700

Santa Monica, California 90401

__________________________

PROXY STATEMENT

OF

AND

_________________________

PLEASE SIGN, DATE, AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY

This Proxy Statement and the enclosed GOLD proxy card are being furnished by Orange Capital, LLC and certain of its affiliates (as identified on Annex I, “Orange Capital”), Land & Buildings Investment Management, LLC and certain of its affiliates (as identified on Annex I, “Land & Buildings”, and, together with Orange Capital, “Orange/L&B”, “we”, or “us”), and the nominees named in Proposal 1 (the “Nominees” and, together with Orange/L&B, the “Participants”), in connection with the solicitation of proxies from the stockholders of The Macerich Company., a Maryland corporation (“Macerich” or the “Company”).

We do not believe that the current board of directors of the Company (the “Board”) has pursued a strategic course that would maximize the potential value of Macerich. We are therefore seeking your support at the upcoming 2015 annual meeting of stockholders (the “Annual Meeting”), to be held on [ ], [ ], 2015 at [ ] local time at [                                 ], with respect to the following (each, a “Proposal” and, collectively, the “Proposals”):

Proposal		Our Recommendation

1.	To elect Orange/L&B’s slate of four director nominees, Marc Gordon, Gregory Hughes, Jonathan Litt, and Jeremy Pemberton (collectively, the “Nominees”) to serve as Class I directors and hold office until the annual meeting of stockholders held in 2018 and until their successors are duly elected and qualified, in opposition to the Company’s director nominees.	FOR ALL of our nominees

2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm.	FOR

3.	To vote on the Company’s advisory resolution on the compensation of its named executive officers.	AGAINST

To transact of any other business that properly comes before the Annual Meeting, including any postponement or adjournment thereof.

We are seeking to change a minority of the Board to ensure that the interests of the shareholders are appropriately represented in the boardroom. The Board is currently composed of twelve directors divided into three classes. It is our expectation that there will be four Class I directors elected at the Annual Meeting. Through this Proxy Statement and enclosed GOLD proxy card, we are soliciting proxies to elect the four Nominees named herein to serve as Class I directors, who if elected would constitute one-third of the Board.

The Company has set the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”) as March 20, 2015.  Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.  At the close of business on the Record Date, there were 158,241,732 shares of common stock, par value $0.01 per share (“Common Stock”), outstanding according to the Company’s Proxy Statement. As of April 21, 2015, the Participants beneficially owned 1,138,434 shares of Common Stock, including 794,000 shares of Common Stock issuable upon the exercise of options.

We urge you to sign, date and return the GOLD proxy card “FOR ALL” four Nominees to the Board, “FOR” Proposal 2, and “AGAINST” Proposal 3.

This Proxy Statement and GOLD proxy card are first being mailed or given to the Company’s stockholders on or about [________], 2015.

This proxy solicitation is being made by Orange/L&B and the Nominees, and not on behalf of the Board or management of the Company or any other third party.  We are not aware of any other matters to be brought before the Annual Meeting other than as described herein.  Should other matters, which the participants are not aware of a reasonable time before the date of this Proxy Statement, be brought before the Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion.

If you have already voted using the Company’s white proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Only the latest validly executed proxy that you submit will be counted—any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” in the Questions and Answers section.

For instructions on how to vote and other information about the proxy materials, see the Questions and Answers section starting on page 11.

We urge you to promptly sign, date and return your GOLD proxy.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Okapi Partners LLC, toll free at (877) 285-5990 or collect at (212) 297-0720.

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BACKGROUND OF THIS PROXY SOLICITATION

In early March 2015, Edward Coppola, the President of the Company, approached Jonathan Litt, the Founder and Chief Investment Officer of Land & Buildings, at the Citigroup Global Property CEO Conference to urge Mr. Litt to not get involved with a Simon Property Group, Inc.’s (“Simon”) rumored potential acquisition of the Company. As a direct and proximate consequence of that conversation, Land & Buildings did not acquire the Company's stock at that time.

On March 17, 2015, the Company announced the Board’s decision, without any negotiation according to Simon, to reject an offer from Simon to acquire all the outstanding shares of Macerich stock for approximately $16 billion. Under Simon’s initial offer, Macerich shareholders would have received the equivalent of $91 per share in cash and shares, which represented a substantial 30% premium over the Company’s share price prior to Simon’s November 19, 2014 announcement of its stake in Macerich.

Also on March 17, 2015, in response to Simon’s unsolicited offer, the Board adopted a classified board structure whereby each director was assigned to one of three classes serving three-year terms. As a direct result, only one-third of the positions on the Board will be up for election at the 2015 Annual Meeting. In addition, the Board adopted a poison pill to effectively prevent Simon (or anyone else) from acquiring more than 10% of the Company’s outstanding common stock.

On March 20, 2015, Simon sent a letter to the Company in which it increased its offer to $95.50 per share in cash and shares, representing a 37% premium over the November 18, 2014 unaffected price. In the letter, Simon stated that this offer was its “best and final offer.”

On the morning of March 20, 2015, Land & Buildings’ counsel sent a letter to Thomas J. Leanse, the Company’s Senior Executive Vice President, Chief Legal Officer and Secretary, requesting a proposed nominee questionnaire (the “Questionnaire”). Pursuant to the Company’s Bylaws, such Questionnaire is required to be delivered to the Company alongside a notice of intent to nominate directors at the Annual Meeting (the “Notice”).

That same day, the Board, unbeknownst to the public, set its Record Date to be March 20, 2015; the very day that the Company received Land & Buildings’ counsel’s request for the Questionnaire.

On March 23, 2015, Mr. Leanse denied the request on the grounds that Land & Buildings’ counsel was not a “shareholder of record” of the Company and that the Questionnaire is “only available to Macerich shareholders of record.” Simon Property Group, Inc., a commercial real estate investment trust, however, previously requested and received the Questionnaire when it was only a beneficial—not a record—owner of the Company’s Common Stock. Moreover, Mr. Leanse made no indication that the Company had set the record date three days earlier.

On March 25, 2015, Land & Buildings sent a second letter requesting the Questionnaire. Land & Buildings indicated that it intends to submit, in accordance with the Company’s Bylaws, the Notice as a record holder of the Common Stock on, or prior to, the deadline prescribed in the Company’s Bylaws. Accordingly, Land & Buildings requested the Company to provide it with the Questionnaire so that it may comply with the Company’s Bylaws. That same day, Mr. Leanse denied the second request for the Questionnaire.

On March 26, 2015, Land & Buildings wrote to the Company and made its third and final request for the Questionnaire. Land & Buildings explained to the Company that it only requires the Questionnaire to comply with the Company’s Bylaws, but it will consider that requirement waived should the Company continue to refuse to provide the Questionnaire. That same day, the Company again refused to provide the Questionnaire to Land & Buildings.

On March 31, 2015, Macerich announced the Board’s decision—again, according to Simon, without any negotiation—to reject Simon’s final offer. On that same day, Simon issued a press release confirming that it withdrew its offer “in light of the decision by the Macerich Board of Directors not to engage in discussions with Simon.”

Also on March 31, 2015, Land & Buildings became a record holder of Common Shares and submitted a notice of its intention to nominate the Nominees to stand for election to the Board to the Company.

On April 1, 2015, the Company responded to Land & Buildings that, based on the Company’s “preliminary review,” it found Land & Buildings’ Notice “fatally defective” because Land & Buildings was not a stockholder of record as of the record date (the “Company’s Allegation”), which the Board decided to set before the deadline for advance notice of any stockholder nominations even occurred.

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On April 4, 2015, Mr. Litt spoke with the Company’s Chairman/CEO, Arthur Coppola, to discuss Land & Buildings’ concerns regarding the direction of the Company. On April 6, 2015, Mr. Litt spoke with Mr. A. Coppola and the Company’s lead director, Fred Hubbell.

On April 7, 2015, Land & Buildings replied to the Company’s Allegation. In its response, Land & Buildings communicated its belief that there is no requirement in the Bylaws or Maryland law that a stockholder must be a stockholder as of the record date merely to give Notice.

On April 8, 2015, the Company responded that Land & Buildings was “required to be a stockholder of record [as of the Record Date] to be entitled to notice of, and to vote at, the annual meeting, and accordingly, to make a nomination.” As such, the Company again refused to accept Land & Buildings’ Notice and nominations.

On April 10, 2015, Mr. Litt and Craig Melcher of Land & Buildings met with Mr. Hubbell and Mr. A. Coppola in Chicago to discuss their concerns regarding the direction of the Company and the Board, including the Board’s failure to negotiate with Simon.

On April 13, 2015, Macerich filed a complaint against Land & Buildings in the Circuit Court for Baltimore City, Maryland seeking a declaration (i) that Land & Buildings is not entitled to nominate directors for election to the Board at the Annual Meeting and (ii) that Macerich is not required to present the Nominees to its stockholders at the Annual Meeting.

On April 14, 2015, Land & Buildings and the Nominees filed a complaint in the Circuit Court for Baltimore City, Maryland against the Company, Mr. Coppola, the Company’s CEO, the Company’s COO, and each other director of the Company (the “Complaint”). Pursuant to the Complaint, we sought (1) a declaratory judgment that the Nominees have been properly nominated in accordance with the Bylaws of the Company and are therefore qualified to stand for election as directors at the Annual Meeting and (2) an injunction against the Company’s purported application of the Bylaws to prevent us from nominating the Nominees at the Annual Meeting. The Complaint also alleges that the Company’s Allegation and refusal to permit the nomination of the Nominees under the circumstances is a breach of the defendants’ fiduciary duties under Maryland law. On April 17, 2015, Land & Buildings and the Nominees submitted a Motion for a Preliminary Injunction requesting that the Court issue an order enjoining Macerich and the other defendants from preventing us to from nominating the Nominees at the Annual Meeting based on the Company’s purported application of its Bylaws.

On April 15, 2015, Land & Buildings and Orange Capital formed an investment group to advocate for change at the Company. Also on April 15, Orange/L&B issued a press release announcing the formation of the group and released two letters sent by Mr. Litt on behalf of Land & Buildings to the Company’s CEO and Chairman of the Board, Mr. A. Coppola, seeking to reach a settlement in good faith with Macerich to avoid a proxy contest.

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PROPOSAL 1: ELECTION OF DIRECTORS

According to public information, the Board currently consists of twelve directors divided into three classes. Each of the four incumbent Class I director’s terms is expiring at the Annual Meeting. We are seeking your support at the Annual Meeting to elect our four Nominees, each of whom is independent of the Company. If successful in our proxy solicitation, the Board will be composed of our Nominees—Marc Gordon, Gregory Hughes, Jonathan Litt, and Jeremy Pemberton—and the eight individuals currently serving on the Board as Class II and Class III directors. If elected, each of the Nominees will serve three-year terms until the annual meeting of stockholders expected to be held in 2018 and until their successors have been duly elected and qualified. If all four of our Nominees are elected, they will represent one-third of the Board. There is no assurance that any incumbent director will serve as a director if one or more of our Nominees are elected to the Board.

We are soliciting proxies to elect only the Nominees listed herein. Accordingly, the enclosed GOLD proxy card may only be voted for the Nominees and does not confer voting power with respect to any of the Company’s director nominees. You can only vote for the Company’s director nominees by signing and returning a proxy card provided by the Company, by requesting a legal proxy and casting your ballot in person by attending the Annual Meeting, or by voting via the Internet or toll-free telephone number provided in the Company’s Proxy Statement. You should refer to the Company’s Proxy Statement for the names, background, qualifications and other information concerning the Company’s director nominees and the continuing Class II and Class III directors.

Nominees:

MARC GORDON
Age; Address	50; 1117 East Putnam Avenue #481, Riverside, CT 06878
Occupation	Former President and CIO of Morgans Hotel Group Co.; Founder and Principal of Rubicon Holdings, LLC
Experience

Marc Gordon served as President and Chief Investment Officer of Morgans Hotel Group Co., a publicly-listed hospitality company that operates, owns, acquires, and redevelops boutique hotels in the United States and abroad, from 2006 to 2011. Currently, Mr. Gordon serves as the Principal of Rubicon Holdings, LLC, an investment, asset management, and consulting company focused on hospitality real estate, which he founded following his career at Morgans in 2011. Prior to joining Morgans, Mr. Gordon served as Vice President of NorthStar Capital Investment Corp., a real estate investment trust, from 1997 until 2006. Mr. Gordon was also Vice President in the Real Estate Investment Banking Group at Merrill, Lynch & Co. from 1993 to 1997.

Mr. Gordon received a Bachelor of Arts degree in Economics from Dartmouth College and a Juris Doctor from the University of California, Los Angeles School of Law.

Service on Other Boards	Morgans Hotel Group Co. (from 2008 to 2011)
Skills & Qualifications	Mr. Gordon’s qualifications as a director include his experience as a director and senior executive of Morgans—a large public hospitality company with properties all over the world—and his over 22 years of executive experience in leading diverse real estate investment firms.

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gregory hughes
Age; Address	51; 351 East 51st Street, New York, NY 10022
Occupation	Former COO & CFO of SL Green Realty Corp.; Principal for Roscommon Capital Limited Partnership
Experience

Gregory Hughes is the former Chief Operating Officer and Chief Financial Officer of SL Green Realty Corp., a publicly-traded REIT that acquires, owns, repositions, and manages Manhattan office properties, where he served as CFO from 2004 to 2010 and COO from 2007 to 2010. While at SL Green, Mr. Hughes also served as the Chief Credit Officer of Gramercy Capital Corp. (currently known as Gramercy Property Trust Inc.), a REIT and commercial real estate specialty finance company, from 2004 to 2008. Since 2010, Mr. Hughes has served as a Principal for Roscommon Capital Limited Partnership, a financial advisory and investment firm.

Prior to his career at SL Green, Mr. Hughes was Managing Director and Chief Financial Officer of the private equity real estate group at JP Morgan Partners, LLC, from 2002 to 2003. From 1999 to 2002, Mr. Hughes was a Partner and Chief Financial Officer of Fortress Investment Group LLC, a diversified global investment and asset manager offering alternative and traditional investment strategies. Prior to that, Mr. Hughes served as Chief Financial Officer of Wellsford Residential Property Trust, a real estate investment trust which owns and operates multifamily communities, and Wellsford Real Properties, Inc., its subsidiary, from 1992 to 1999. Mr. Hughes began his career at Kenneth Leventhal & Co., a public accounting firm specializing in real estate and financial services, where he served from 1985 to 1992.

Mr. Hughes presently serves as a director and Chairman of the Audit Committee of Gramercy Property Trust Inc., and has done so since 2012.

Mr. Hughes received a Bachelor of Science degree in Accounting from the University of Maryland and is a Certified Public Accountant.

Service on Other Boards	Gramercy Property Trust Inc. (since 2012)
Skills & Qualifications	Mr. Hughes’ qualifications as director include over 20 years of experience in senior executive and financial roles in various sectors of the real estate industry, including his C-suite experience at SL Green—New York City’s largest office landlord—and his present directorship of a publicly-traded REIT.

jonathan litt
Age; Address	50; 1 Landmark Square, 7th Floor, Stamford, CT 06901
Occupation	Founder and Chief Investment Officer of Land & Buildings Investment Management, LLC
Experience

Jonathan Litt is the Founder and Chief Investment Officer of Land & Buildings Investment Management, LLC, a registered investment advisor specializing in publically traded real estate and real estate related securities, which he founded in 2008. Prior to founding Land & Buildings, Mr. Litt was Managing Director and Senior Global Real Estate Analyst at Citigroup, where he was responsible for Global Property Investment Strategy, coordinating a 44 person team of research analysts located across 16 countries.

Mr. Litt holds a Bachelor of Arts degree in Economics from Columbia University and a Master of Finance degree from New York University’s Stern School of Business.

Service on Other Boards	Mack-Cali Realty Corporation (since 2014); Land & Buildings Offshore Fund, Ltd. (since 2008); Children with Dyslexia Scholarship Fund (since 1998)
Skills & Qualifications	Mr. Litt’s qualifications as a director include his experience as a director, his lengthy history in the real estate investment industry as a top-ranked sell-side real estate investment trust analyst (including achieving the prestigious Institutional Investor Magazine's #1 ranking for eight years), and his expertise gained as Founder and Chief Investment Officer of Land & Buildings.

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jeremy pemberton
Age; Address	40; 3 Pickwick Plaza, Greenwich, CT 06830
Occupation	Former Co-Head of Real Estate at Babkcock & Brown Ltd.; Managing Director at Waypoint Residential LLC
Experience

Jeremy Pemberton is a Managing Director at Waypoint Residential LLC, a real estate investment manager specializing in multifamily apartment properties, which he joined in 2015. Mr. Pemberton is also currently a Partner at Gregory Greenfield & Associates, Ltd., a regional mall owner and operator, and has been so since 2010. Prior to joining Waypoint in January 2015, Mr. Pemberton was the President and Executive Managing Director of Avatas Capital LLC, a private investment firm specializing in owning and advising on commercial real estate, such as malls, which he founded in 2010.

Before founding Avatas, Mr. Pemberton served as Co-Head of Real Estate and Managing Director of Babcock & Brown Ltd., a multi-national, multi-billion fund manager and merchant bank.

Mr. Pemberton holds undergraduate degrees in economics, finance and accounting and a Master of Business degree from the University of Findlay.

Service on Other Boards	Board of Trustees of the University of Findlay (since 2010)
Skills & Qualifications	Mr. Pemberton’s qualifications as a director include his over 18 years of experience in the real estate industry, including senior positions in leading large, global real estate investment and management firms.

None of the organizations or corporations referenced above is a parent, subsidiary or other affiliate of the Company. If elected, each of the Nominees will be considered an independent director of the Company under (i) the Company’s Guidelines on Corporate Governance, amended as of January 29, 2015, (ii) Section 303A of the New York Stock Exchange’s Listed Company Rules, and (iii) paragraph (a)(1) of Item 407 of Regulation S-K.

Each of Messrs. Gordon, Hughes, and Pemberton has entered into a nominee agreement pursuant to which Land & Buildings Investment Management, LLC has agreed to pay the costs of soliciting proxies in connection with the Annual Meeting, and to defend and indemnify each such Nominee against, and with respect to, any losses that may be incurred by him in the event he becomes a party to litigation based on his nomination as a candidate for election to the Board and the solicitation of proxies in support of his election. Pursuant to the Group Agreement (as defined on Annex I), Orange Capital, LLC has effectively indemnified Land & Buildings Investment Management, LLC against, and with respect to, any such costs of soliciting proxies and any such losses. The Nominees will not receive any compensation from Orange/L&B or their affiliates for their services as directors of the Company if elected. If elected, the Nominees will be entitled to such compensation from the Company as is consistent with the Company’s practices for services of non-employee directors.

Each of the Nominees has agreed to being named as a Nominee in this proxy statement and has confirmed his or her willingness to serve on the Board if elected. Orange/L&B does not expect that any of the Nominees will be unable to stand for election, but in the event that a Nominee is unable to or for good cause will not serve, the shares of Common Stock represented by the GOLD proxy card will be voted for a substitute candidate selected by Orange/L&B.  If Orange/L&B determines to add or substitute nominees, whether because the Company expands the size of the Board or the size of Class I subsequent to the date of this Proxy Statement or for any other reason, it will file an amended Proxy Statement and proxy card that, as applicable, identifies the additional or substitute nominees, discloses that such nominees have consented to being named in the revised Proxy Statement and to serve if elected, and includes biographical and other information about such nominees required by the rules of the SEC.

Vote Required.

The affirmative vote of a majority of all of the votes cast on the election of directors at the Annual Meeting is required for the election of each director nominee. Abstentions and broker non-votes are not counted as votes cast and therefore will not be counted in determining the outcome of this proposal. Under Maryland law, if neither the Nominees nor the Company’s director nominees receive the affirmative vote of a majority of all of the votes cast on the election of directors at the Annual Meeting, then the incumbent directors currently serving as Class I directors on the Board will serve as “holdover” directors and continue to serve on the Board until their successors are elected

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and qualify. The Company’s Guidelines on Corporate Governance further provide that any incumbent director who fails to receive the required vote shall offer to resign from the Board. The Nominating and Corporate Governance Committee will make a recommendation to the Board on whether to accept or reject the resignation. The Board will then act on the Nominating and Corporate Governance Committee's recommendation and publicly disclose its decision within 90 days after the date of the certification of the election results.

We do not endorse any of the Company’s nominees and urge you not to sign or return any proxy card that may be sent to you by the Company. Voting “AGAINST” any of the Company’s nominees on its proxy card is not the same as voting for our Nominees because a vote “AGAINST” any of the Company’s nominees on its proxy card will count as a vote cast and will therefore be equivalent to a vote “AGAINST” our Nominees. If you have already voted using the Company’s white proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Only the latest validly executed proxy that you submit will be counted—any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Okapi Partners LLC, toll free at (877) 285-5990 or collect at (212) 297-0720.

The

We Recommend a Vote FOR ALL Four of Our Nominees on the GOLD proxy card.

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PROPOSAL 2: RATIFICATION OF THE COMPANY’S SELECTION OF INDEPENDENT PUBLIC ACCOUNTING FIRM

According to the Company’s Proxy Statement, the Board has determined that it is desirable to request the approval of the appointment of its independent registered public accounting firm by the stockholders of the Company. The Audit Committee of the Board has appointed KPMG LLP as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the year ending December 31, 2015.

If stockholders do not ratify the appointment, the Audit Committee will reconsider whether to retain KPMG LLP, and may decide to retain the firm notwithstanding the vote. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company. In addition, if KPMG LLP should decline to act or otherwise become incapable of acting, or if the appointment should be discontinued, the Audit Committee will appoint substitute independent public accountants.

Vote Required.

The approval of Proposal 2 requires the affirmative vote of a majority of all of the votes cast on this proposal at the Annual Meeting. Abstentions and broker non-votes are not counted as votes cast and therefore will not be counted in determining the outcome of Proposal 2.

We Recommend a Vote FOR Proposal 2 on the GOLD proxy card.

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PROPOSAL 3: ADVISORY VOTE ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

As discussed in further detail in the Company’s Proxy Statement, the Company is providing stockholders with the opportunity to cast a non-binding, advisory vote on the compensation of the Company’s named executive officers. This proposal is advisory in nature and, therefore, not binding on the Company, the Board or the Compensation Committee of the Board, and will not be construed as overruling a decision by, or creating or implying any additional duty for, the Company, the Board or the Compensation Committee of the Board. According to the Company’s Proxy Statement, the Compensation Committee of the Board will consider the result of the vote when making future compensation decisions for the Company’s named executive officers. The Company’s current policy is to provide stockholders with an opportunity to vote on the compensation of its named executive officers each year at its annual meeting of stockholders.

We believe stockholders should vote to disapprove the compensation of the Company’s named executive officers. According to the Company’s Proxy Statement, the top objective of the Company’s executive compensation program is “to closely align executive compensation with the creation of stockholder value, with a balanced focus on both short-term and long-term performance and a substantial emphasis on total stockholder return.” We believe that the Company’s executives’ failure to meaningfully engage with Simon regarding Simon’s proposals to acquire the Company at a substantial 37% premium over the Company’s unaffected stock price represents a significant failure on behalf of the Company’s named executive officers to seek to maximize stockholder value. Even more troubling, in our opinion, is the failure of the Company’s executives to articulate a strategy superior to Simon’s proposed acquisition. We do not believe that the Company’s current executive compensation program meets its own objectives and we therefore oppose the advisory approval the compensation paid to the Company’s named executive officers.

According to the Company’s Proxy Statement, the Company will request a non-binding, advisory vote on a resolution substantially in the following form:

RESOLVED, that the compensation paid to [the Company’s] named executive officers, as disclosed in the Company’s Proxy Statement pursuant to the SEC’s executive compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the narrative discussion that accompanies the compensation tables), is hereby approved.

We encourage all stockholders to review the Company’s proxy disclosures in the Company’s Proxy Statement in detail.

Vote Required.

The approval of Proposal 3 requires the affirmative vote of a majority of all of the votes cast on this proposal at the Annual Meeting. Abstentions and broker non-votes are not counted as votes cast and therefore will not be counted in determining the outcome of Proposal 3.

We Recommend a Vote AGAINST Proposal 3 on the GOLD proxy card.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Who is entitled to vote?

According to the Company’s Proxy Statement, only holders of Common Stock at the close of business on the Record Date, March 20, 2015, are entitled to notice of and to vote at the Annual Meeting. Stockholders who sold shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares of Common Stock.  Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares of Common Stock after the Record Date (unless they also transfer their voting rights).  According to the Company’s Proxy Statement, the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the Common Stock.

How do I vote my shares?

Shares held in record name. If your shares of Common Stock are registered in your own name, please vote today by signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided. Execution and delivery of a proxy by a record holder of shares of Common Stock will be presumed to be a proxy with respect to all shares held by such record holder unless the proxy specifies otherwise.

Shares beneficially owned or held in “street” name. If you hold your shares of Common Stock in “street” name with a broker, bank, dealer, trust company, or other nominee, only that nominee can exercise the right to vote with respect to the shares of Common Stock that you beneficially own through such nominee and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your broker, bank, dealer, trust company or other nominee to vote in favor of the election of the Nominees. Please follow the instructions to proxy provided on the enclosed GOLD proxy card. If your broker, bank, dealer, trust company or other nominee provides for proxy instructions to be delivered to them by telephone or Internet, instructions will be included on the enclosed GOLD proxy card. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions by emailing them to info@okapipartners.com or mailing them to Orange/L&B, c/o Okapi Partners LLC., 437 Madison Avenue, 28th Floor, New York, New York 10022, so that we will be aware of all instructions given and can attempt to ensure that such instructions are followed.

Note: Shares of Common Stock represented by properly executed GOLD proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, “FOR ALL” four of the nominees listed in Proposal 1, “FOR” Proposal 2, and “AGAINST” Proposal 3.

How should I vote on each proposal?

Orange/L&B recommends that you vote your shares on the GOLD proxy card as follows:

“FOR ALL” four Nominees to the Board named in this Proxy Statement (Proposal 1);

“FOR” the ratification of the Company’s selection of independent registered public accounting firm (Proposal 2); and

“AGAINST” the advisory proposal to approve the compensation of the Company’s executive officers (Proposal 3).

How many shares must be present to hold the Annual Meeting?

Under the Bylaws, the presence in person or represented by proxy of holders entitled to cast at least a majority of all the votes entitled to be cast at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock represented by proxies marked “Abstain” or “Withheld” and “broker non-votes” are counted as present for the purposes of determining a quorum. Abstentions and broker non-votes are not counted as votes cast and therefore will not be counted in determining the outcome of this proposal. For more information on broker non-votes, see “What are “broker non-votes” and what effect do they have on the proposals?” below.

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What vote is needed to approve each proposal?

•	Proposal 1 – Election of Directors. Under the Bylaws, the affirmative vote of a majority of all of the votes cast on the election of directors at the Annual Meeting is required for the election of each director nominee. Brokers are not permitted to vote on the election of directors without instructions from the beneficial owner, so if you hold your shares through a broker or other nominee, your shares will not be voted in the election of directors unless you affirmatively vote your shares in accordance with the voting instructions provided by such broker or other nominee. Abstentions and broker non-votes are not counted as votes cast and therefore will not be counted in determining the outcome of this proposal. Under Maryland law and the Company’s charter, stockholders are not entitled to cumulative voting rights in the election of directors.

THE ONLY WAY TO SUPPORT ALL FOUR OF OUR NOMINEES IS TO SUBMIT YOUR VOTING INSTRUCTIONS “FOR” THE NOMINEES ON THE GOLD PROXY CARD. PLEASE DO NOT SIGN OR RETURN A WHITE PROXY CARD FROM THE COMPANY, EVEN IF YOU INSTRUCT TO “ABSTAIN” ON THEIR DIRECTOR NOMINEES. DOING SO WILL REVOKE ANY PREVIOUS VOTING INSTRUCTIONS YOU PROVIDED ON THE GOLD PROXY CARD.

•	Proposal 2 – Ratification of the Company’s Selection of Independent Registered Public Accounting Firm. Under the Bylaws, the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm requires the affirmative vote of a majority of all of the votes cast on this proposal at the Annual Meeting. Brokers are not permitted to vote on this proposal without instructions from the beneficial owner, so if you hold your shares through a broker or other nominee, your shares will not be voted on this proposal unless you affirmatively vote your shares in accordance with the voting instructions provided by such broker or other nominee. Abstentions and broker non-votes are not counted as votes cast and therefore will not be counted in determining the outcome of this proposal.
•	Proposal 3 – Advisory Proposal on Executive Compensation. Under the Bylaws, the approval of the advisory (non-binding) resolution on the compensation of named executive officers requires the affirmative vote of a majority of all of the votes cast on this proposal at the Annual Meeting. Brokers are not permitted to vote on this proposal without instructions from the beneficial owner, so if you hold your shares through a broker or other nominee, your shares will not be voted on this proposal unless you affirmatively vote your shares in accordance with the voting instructions provided by such broker or other nominee. Abstentions and broker non-votes are not counted as votes cast and therefore will not be counted in determining the outcome of this proposal.

What are “broker non-votes” and what effect do they have on the proposals?

Generally, broker non-votes occur when shares held by a broker, bank, or other nominee in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker, bank, or other nominee has not received voting instructions from the beneficial owner and lacks discretionary voting power to vote those shares with respect to that particular proposal. If your shares are held in the name of a brokerage firm, and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal unless it is a “routine” matter. Under the rules and interpretations of the New York Stock Exchange, there are no “routine” proposals in a contested proxy solicitation such as this one. Because Orange/L&B has initiated a contested proxy solicitation, there will be no “routine” matters at the Annual Meeting.

Broker non-votes, if any, with respect to the proposals set forth in this Proxy Statement will not count as votes cast and therefore will not be counted in determining the outcome of any of the proposals.

What should I do if I receive a proxy card from the Company?

You may receive proxy solicitation materials from Macerich, including an opposition proxy statement and white proxy card. We are not responsible for the accuracy of any information contained in any proxy solicitation materials used by the Company or any other statements that it may otherwise make.

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We do not endorse any of the Company’s nominees and recommend that you disregard any proxy card or solicitation materials that may be sent to you by the Company. Voting “AGAINST” any of the Company’s nominees on its proxy card is not the same as voting for our Nominees because a vote “AGAINST” any of the Company’s nominees on its proxy card will count as a vote cast and will therefore be equivalent to a vote “AGAINST” our Nominees. If you have already voted using the Company’s white proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Only the latest validly executed proxy that you submit will be counted—any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions below under “Can I change my vote or revoke my proxy?” If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Okapi Partners LLC, toll free at (877) 285-5990 or collect at (212) 297-0720.

Can I change my vote or revoke my proxy?

If you are the stockholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the Annual Meeting. Proxies may be revoked by any of the following actions:

•	signing, dating and returning the enclosed GOLD proxy card (the latest dated proxy is the only one that counts);
•	delivering a written revocation or a later dated proxy for the Annual Meeting to Orange/L&B, c/o Okapi Partners LLC, 437 Madison Avenue, 28th Floor, New York, New York 10022 or to the secretary of the Company; or
•	attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

If your shares are held in a brokerage account by a broker, bank, or other nominee, you should follow the instructions provided by your broker, bank, or other nominee. If you attend the Annual Meeting and you beneficially own shares of Common Stock but are not the record owner, your mere attendance at the Annual Meeting WILL NOT be sufficient to revoke your prior given proxy card. You must have written authority from the record owner to vote your shares held in its name at the meeting. Contact Okapi Partners LLC toll free at (877) 285-5990 or collect at (212) 297-0720 for assistance or if you have any questions.

IF YOU HAVE ALREADY VOTED USING THE COMPANY’S WHITE PROXY CARD, WE URGE YOU TO REVOKE IT BY FOLLOWING THE INSTRUCTIONS ABOVE. Although a revocation is effective if delivered to the Company, we request that either the original or a copy of any revocation be mailed to Orange/L&B, c/o Okapi Partners LLC, 437 Madison Avenue, 28th Floor, New York, New York 10022, so that we will be aware of all revocations.

Who is making this Proxy Solicitation and who is paying for it?

The solicitation of proxies pursuant to this proxy solicitation is being made by Orange/L&B and the Nominees. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person and by advertisements. Orange/L&B will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Orange/L&B has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record. Orange/L&B will reimburse these record holders for their reasonable out-of-pocket expenses in so doing.

Orange/L&B has retained Okapi Partners LLC (“Okapi”) to provide solicitation and advisory services in connection with this solicitation. Okapi has been paid a retainer of $25,000 may earn additional fees upon the filing of proxy materials and upon the occurrence of a contested annual meeting, as well as for direct telephone solicitations of stockholders and tabulation services. In addition, Okapi may earn a performance fee (anticipated to be neither less than $150,000 nor greater than $225,000) to be mutually agreed upon in light of effort expended and outcome achieved. In addition, Orange Capital will reimburse Okapi for its reasonable out-of-pocket expenses and will indemnify Okapi against certain liabilities and expenses. Okapi will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. It is anticipated that Okapi will employ approximately [ ] persons to solicit the Company’s stockholders as part of this solicitation. Okapi does not believe that any of its directors, officers, employees, affiliates or controlling persons, if any, is a “participant” in this proxy solicitation.

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The entire expense of soliciting proxies is being borne by Orange Capital. Costs of this proxy solicitation are currently estimated to be approximately $[ ]. We estimate that through the date hereof, their expenses in connection with the proxy solicitation are approximately $[ ]. If successful, we may seek reimbursement of these costs from the Company. In the event that we decide to seek reimbursement of our expenses, we do not intend to submit the matter to a vote of the Company’s stockholders. The Board, which will consist of our four Nominees, if all are elected, and the eight Company directors continuing to serve as Class II and Class III directors, would be required to evaluate the requested reimbursement consistent with their fiduciary duties to the Company and its stockholders. Costs related to the solicitation of proxies include expenditures for attorneys, public relations and other advisors, solicitors, printing, advertising, postage, transportation, litigation and other costs incidental to the solicitation.

Where can I find additional information concerning Macerich?

Pursuant to Rule 14a-5(c) promulgated under the Exchange Act, we have omitted from this proxy statement certain disclosure required by applicable law to be included in the Company’s Proxy Statement in connection with the Annual Meeting. Such disclosure includes information regarding securities of the Company beneficially owned by the Company’s directors, nominees and management; certain stockholders’ beneficial ownership of more than 5% of the Company’s voting securities; information concerning executive compensation; and information concerning the procedures for submitting stockholder proposals and director nominations intended for consideration at the 2016 annual meeting of stockholders and for consideration for inclusion in the proxy materials for that meeting. If the Company does not distribute the Company’s Proxy Statement to stockholders at least ten days prior to the Annual Meeting, we will distribute to the stockholders a supplement to this proxy statement containing such disclosures at least ten days prior to the Annual Meeting. We take no responsibility for the accuracy or completeness of information contained in the Company’s Proxy Statement. Except as otherwise noted herein, the information in this proxy statement concerning the Company has been taken from or is based upon documents and records on file with the SEC and other publicly available information. We do not take responsibility, except to the extent imposed by law, for the accuracy or completeness of statements in public documents and records that were not prepared by or on behalf of us, or for any failure of the Company to disclose in its public documents and records any events that may affect the significance or accuracy of the information contained herein.

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CONCLUSION

We urge you to carefully consider the information contained in this proxy statement and then support our efforts by signing, dating and returning the enclosed GOLD proxy card today.

Thank you for your support,

Orange Capital, LLC	Land & Buildings Investment Management, LLC
Orange Capital Master I, Ltd.	Land & Buildings Capital Growth Fund, L.P.
Daniel Lewis	Jonathan Litt
Marc Gordon Gregory Hughes Jeremy Pemberton

[ ], 2015

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ANNEX I: INFORMATION ON THE PARTICIPANTS

This proxy solicitation is being made by Orange Capital, LLC (“Orange”), a Delaware limited liability company, Orange Capital Master I, Ltd. (“Orange Fund”), a Cayman Islands exempted company, Daniel Lewis (together with Orange and Orange Fund, “Orange Capital”), Land & Buildings Investment Management, LLC (“L&B”), a Delaware limited liability company, Land & Buildings Capital Growth Fund, L.P. (“L&B Fund”), a Delaware limited partnership, Jonathan Litt (together with L&B and L&B Fund, “Land & Buildings”), Marc Gordon, Gregory Hughes, and Jeremy Pemberton.

As of April 21, 2015, the Participants may be deemed to beneficially own (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”)), in the aggregate, 1,138,434 shares Common Stock (including 794,000 shares of Common Stock issuable upon the exercise of options). Of the 1,138,434 shares of Common Stock (including 794,000 shares of Common Stock issuable upon the exercise of options) deemed to be beneficially owned in the aggregate by the Participants: (a) Orange, Orange Fund, and Mr. Lewis may be deemed to beneficially own the 140,034 shares of Common Stock directly held by Orange Fund and the 794,000 shares of Common Stock issuable upon the exercise of options directly held by Orange Fund; (b) L&B, L&B Fund, and Mr. Litt may be deemed to beneficially own the 165,900 shares of Common Stock directly held by L&B Fund, including the 100 shares of Common Stock held in record name by L&B Fund; and (c) L&B and Mr. Litt may be deemed to beneficially own an additional 38,500 shares by virtue of an investment management agreement between L&B and a separate managed account (the “L&B Separate Account”).

Between April 9, 2015 and April 14, 2015, Orange Fund (i) bought cash-settled call options covering 794,000 shares of Common Stock with an expiration date of September 18, 2015 and a strike price of $85.00 and (ii) sold cash-settled put option contracts covering 1,608,000 shares of Common Stock with expiration dates ranging from June 19, 2015 to September 18, 2015 and a strike price of $75.00.

By virtue of an investment management agreement with Orange Fund, Orange has the power to vote or direct the voting, and to dispose or direct the disposition of, all of the shares of Common Stock beneficially owned by Orange Fund. By virtue of his role as Managing Member of Orange, Mr. Lewis may be deemed to have shared voting power and shared dispositive power with respect to all Common Stock as to which Orange Fund has voting power or dispositive power. By virtue of an investment management agreement with L&B Fund, L&B has the power to vote or director the voting, and to dispose or direct the disposition of, all of the shares of Common Stock beneficially owned by L&B Fund. Mr. Litt may be deemed to have shared voting power and shared dispositive power with respect to all Common Stock as to which L&B has voting power or dispositive power.

The shares of Common Stock held by Orange Fund, L&B Fund, and the L&B Separate Account are each held in their own commingled margin accounts, which may extend margin credit to Orange Fund, L&B Fund, or the L&B Separate Account, as applicable, from time to time, subject to applicable federal margin regulations, stock exchange rules and credit policies. In such instances, the positions held in the margin accounts are pledged as collateral security for the repayment of debit balances in the account. The margin accounts bear interest at a rate based upon the broker’s call rate from time to time in effect. Because other securities are held in the margin accounts, it is not possible to determine the amounts, if any, of margin used to purchase the Common Stock reported herein.

The principal business of Orange Fund is to invest in securities. The principal business of Orange is investment management. The principal business of Mr. Lewis is to serve as Managing Partner of Orange. The principal business of L&B Fund is to serve as a private investment fund. The principal business of L&B is investment management. The principal business of Mr. Litt is disclosed in Proposal 1. The principal business address of Orange Fund is c/o Ogier Fiduciary Services (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY-9007. The principal business address of Orange and Mr. Lewis is 1370 Avenue of the Americas, 23rd Floor, New York, New York 10019. The principal office address of L&B Fund, L&B, and Mr. Litt is c/o Land & Buildings Investment Management, LLC, 1 Landmark Square, 7th Floor, Stamford, CT 06901.

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Orange Capital and Land & Buildings have formed a “group,” within the meaning of Section 13(d)(3) of the Exchange Act. Collectively, the group (and each member thereof) may be deemed to have beneficial ownership of a combined 1,138,434 shares of Common Stock, including 794,000 shares of Common Stock issuable upon the exercise of options. Orange Capital disclaims beneficial ownership of any shares of Common Stock beneficially owned by Land & Buildings. Land & Buildings disclaims beneficial ownership of any shares of Common Stock beneficially owned by Orange Capital. Orange, Orange Fund, Mr. Lewis, L&B, L&B Fund, and Mr. Litt (collectively, the “Group”, and, each individually, a “Group Member”) entered into a written group agreement on April 15, 2014 (the “Group Agreement”). Pursuant to the Group Agreement, the Group Members agreed to, if determined by Orange Capital in its sole discretion, (i) solicit proxies from the shareholders of the Company in connection with the Group’s nomination of individuals to serve as directors at the Annual Meeting, (ii) file a proxy statement in connection therewith pursuant to Section 14 of the Exchange Act, (iii) take any other reasonable action with respect to solicitation of proxies in connection with the Annual Meeting; and (iv) pursue litigation against the Company in connection with the validity of its notice of intent to nominate individuals for election at the Annual Meeting (the “Litigation”) and take any other reasonable action with respect to the Litigation. Additionally, the Group Members agreed to reasonably consult with each other regarding all action to be taken with respect to the proxy solicitation and the Litigation. Under the Group Agreement, any settlement with respect to the proxy solicitation or the Litigation may be entered into in the sole discretion of the Orange Capital. Orange Capital agreed to reasonably consult with Land & Buildings regarding any such settlement and to not enter into any such settlement without the consent of Land & Buildings, such consent not to be unreasonably withheld, delayed, or conditioned So long as the Group Agreement is in effect, none of the Group Members shall acquire shares of Common Stock if, as a result, the Group would be deemed to have beneficial ownership of 5% or more of any class of the outstanding equity of the Company without the prior agreement of each of the Group Members or their representatives. During the term of the Group Agreement, (i) Orange Capital shall pay all of the expenses incurred by the Group in the conduct of the proxy solicitation and all legal and public relations expenses incurred in connection with the proxy solicitation prior to the execution of the Group Agreement and (ii) Orange Capital shall pay 80% and Land & Buildings shall pay 20% of all expenses incurred by the Group in the conduct of the Litigation or any related claims, actions, or counterclaims arising out of or relating to the Litigation or the proxy solicitation.

Except as set forth in this Proxy Statement (including the Annexes), (i) during the past ten years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant in this proxy solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his, her or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his, her or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no person, including any of the Participants, who is a party to an arrangement or understanding pursuant to which the Nominees are proposed to be elected, has a substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted on as set forth in this Proxy Statement. There are no material proceedings to which any Participant or any of his, her or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to each of the Nominees, except as set forth in this Proxy Statement (including the Annexes), none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten years. Neither the Nominees nor any associate of a Nominee has served as a director or named executive officer of the Company at any point during the last three fiscal years of the Company.

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Transactions by the Participants with respect to the Company’s securities

The following tables set forth all transactions affected during the past two years by the Participants with respect to securities of the Company. The shares of Common Stock reported herein are held in either cash accounts or margin accounts in the ordinary course of business. Unless otherwise indicated, all transactions were effected on the open market.

Orange Fund

Date	Common Stock Acquired (Disposed)
04/10/2013	1,000
04/13/2013	50,000
04/14/2013	200,000
04/14/2013	(250,000)
04/17/2015	45,963
04/20/2015	69,071
04/21/2015	24,000

L&B Fund

Date	Common Stock Acquired (Disposed)
06/21/2013	79,200
06/28/2013	(11,100)
07/26/2013	(23,800)
08/05/2013	(44,300)
04/09/2014	(31,500)
05/30/2014	(3,900)
06/18/2014	23,400
06/26/2014	12,000
11/19/2014	54,500
11/19/2014	(54,500)
03/24/2015	100
03/25/2015	1,000
04/01/2015	110,800
04/02/2015	54,000

L&B Separate Account

Date	Common Stock Acquired (Disposed)
04/01/2013	(4,600)
04/09/2013	4,600
06/24/2013	6,000
06/25/2013	1,100
07/09/2013	1,100
07/26/2013	(2,400)
08/05/2013	(5,800)
04/09/2014	(3,000)
04/15/2014	(5,400)
04/29/2014	5,400
06/18/2014	2,000
06/26/2014	1,000
11/19/2014	3,500
11/19/2014	(3,500)
04/01/2015	25,000
04/02/2015	13,500

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IMPORTANT

Tell your Board what you think! YOUR VOTE IS VERY IMPORTANT, no matter how many or how few shares you own. Please give us your proxy “FOR ALL” the Nominees by taking three steps:

●	SIGNING the enclosed GOLD proxy card,

●	DATING the enclosed GOLD proxy card, and

●	MAILING the enclosed GOLD proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares are held in the name of a broker, bank, bank nominee or other institution, only it can vote your shares and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. You may also vote by signing, dating and returning the enclosed GOLD voting form in the postage-paid envelope provided, and to ensure that your shares are voted, you should also contact the person responsible for your account and give instructions for a GOLD proxy card to be issued representing your shares.

After signing the enclosed GOLD proxy card, DO NOT SIGN OR RETURN MACERICH’S WHITE PROXY CARD UNLESS YOU INTEND TO CHANGE YOUR VOTE, because only your latest dated proxy card will be counted.

If you have previously signed and returned a white proxy card to Macerich, you have every right to change your vote. Only your latest dated proxy card will count. You may revoke any proxy card already sent to Macerich by signing, dating and mailing the enclosed GOLD proxy card in the postage-paid envelope provided or by voting by telephone or Internet. Any proxy may be revoked at any time prior to the 2015 Annual Meeting by delivering a written notice of revocation or a later dated proxy for the 2015 Annual Meeting to Okapi Partners or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute a revocation.

If you have any questions concerning this proxy statement, would like to request additional copies of this proxy statement, or need help voting your shares, please contact our proxy solicitor:

437 Madison Avenue, 28th Floor
New York, N.Y. 10022
(212) 297-0720
Stockholders Call Toll-Free at: (877) 285-5990

E-mail: info@okapipartners.com

[Form of Gold Proxy Card]

PRELIMINARY COPY – SUBJECT TO COMPLETION

The Macerich Company

Proxy Card for 2015 Annual Meeting of Stockholders

Scheduled for [ ], 2015 (the “Annual Meeting”):

THIS PROXY SOLICITATION IS BEING MADE BY ORANGE CAPITAL, LLC, ORANGE CAPITAL MASTER I, LTD., DANIEL LEWIS, LAND & BUILDINGS INVESTMENT MANAGEMENT, LLC, LAND & BUILDINGS CAPITAL GROWTH FUND, L.P., JONATHAN LITT (COLLECTIVELY, “ORANGE/L&B”, “WE” OR “US”), MARC GORDON, GREGORY HUGHES, JEREMY PEMBERTON (TOGETHER WITH MR. LITT, THE “NOMINEES”)

THIS BOARD OF DIRECTORS OF THE MACERICH COMPANY IS NOT SOLICITING THIS PROXY

The undersigned appoints [ ] and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of The Macerich Company., a Maryland corporation (the “Company”), that the undersigned would be entitled to vote at the Annual Meeting of Stockholders of the Company scheduled to be held on [ ], 2015 at [ ] local time at [                                                           ] (including at any adjournments or postponements thereof), with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated herein, with discretionary authority as to any and all other matters that may properly come before the meeting or any adjournment, postponement or substitution thereof that are unknown to Orange/L&B a reasonable time before this solicitation.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to said shares, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting (including any adjournments or postponements thereof).

If this proxy is signed and returned, it will be voted in accordance with your instructions. If you do not specify how the proxy should be voted, this proxy will be voted “FOR ALL” four of the nominees listed in Proposal 1, “FOR” Proposal 2, and “AGAINST” Proposal 3. None of the matters currently intended to be acted upon pursuant to this proxy are conditioned on the approval of other matters.

– – – – – – – – – – – – – – – – – – – – – – – – – – – – –– – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – –

INSTRUCTIONS: VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT. OVER THE BOXES (FILL IN ONLY ONE BOX “©“ PER ITEM IN BLACK OR BLUE INK)

We recommend that you vote “FOR ALL” four of the Nominees below:

Proposal 1 – Election of the four individuals nominated by Orange/L&B to serve as Class I directors and hold office until the Company’s 2018 Annual Meeting of Stockholders.

We recommend that you vote “AGAINST” Proposal 3:
					FOR	AGAINST	ABSTAIN
				Proposal 3 – Company proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers.	❑	❑	❑
Nominees:	FOR	AGAINST	ABSTAIN
Marc Gordon	❑	❑	❑
Gregory Hughes	❑	❑	❑
Jonathan Litt	❑	❑	❑
Jeremy Pemberton	❑	❑	❑

IN ORDER FOR YOUR PROXY TO BE VALID, IT MUST BE DATED.
We recommend that you vote “FOR”
Proposal 2:				Signature (Capacity)	Date

	FOR	AGAINST	ABSTAIN
Proposal 2 – Company proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm.	❑	❑	❑	Signature (Capacity)	Date

NOTE: Please sign exactly as your name(s) appear(s) on stock certificates or on the label affixed hereto. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners must each sign personally. ALL HOLDERS MUST SIGN. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer and give full title as such.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE THAT IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES